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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004



                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (as depositor under the Pooling and Servicing
                     Agreement, dated as of October 1, 2004,
                       providing for the issuance of Asset
                          Backed Notes, Series 2004-3)

                     Option One Mortgage Acceptance Company
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             (Exact name of registrant as specified in its charter)

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
               Delaware                               333-104020                             33-0727357
               --------                               ----------                             ----------
     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
           OF INCORPORATION)                                                           IDENTIFICATION NUMBER)

             3 Ada
             Irvine, Ca                                                                       92618
             ----------                                                                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                     (ZIP CODE)



Registrant's telephone number, including area code:  (949) 790-8100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  (a) Financial Statements.

                      Not applicable.

                  (b) Pro Forma Financial Information.

                      Not applicable.

                  (c) Exhibits.


                                         Item 601(a) of Regulation S-K          Description
Exhibit No.                              Exhibit No.                            Opinion and Consent of Thacher
-----------                              -----------                            ------------------------------
1                                        5.1, 8.1, 23.1                         Proffitt & Wood LLP.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 2004


                                          CITIBANK MORTGAGE LOAN TRUST INC.

                                          By: /s/ David S. Wells
                                              -----------------------------
                                          Name:   David S. Wells
                                          Title:  Assistant Secretary



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                                  EXHIBIT INDEX

                                         Item 601(a) of Regulation S-K
Exhibit Number                           Exhibit No.                            Description
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
1                                        5.1, 8.1, 23.1                         Opinion and Consent of Counsel